UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 18, 2006
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                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                        0-944                   41-0783184
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                         55433-8003
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   763-780-4555


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On October 18, 2006, Possis Medical announced that it will showcase its AngioJet(R) Ultra Console as well as the recently market-cleared GuardDOG(R) Occlusion System and Fetch(TM) Aspiration Catheter, at the 2006 Transcatheter Cardiovascular Therapeutics (TCT) conference in Washington D.C., October 22-27. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

[c]   Exhibits

99.1  Press Release, dated October 18, 2006, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
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(Registrant)

Date:  October 18, 2006
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By:     /s/ Jules L. Fisher
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         Jules L. Fisher
         Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release, dated October 18, 2006, issued by Possis
                 Medical, Inc.